EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
                        EATON VANCE INFORMATION AGE FUND

                            Supplement to Prospectus
                                      dated
                                 January 1, 2000

1. The following is added to Eaton Vance Worldwide Health Sciences Fund's "Shareholder Fees" table under "Fund Summaries" on page 3 of the prospectus and applies to Class A shares only:

     Redemption Fee (as a percentage of amount redeemed) 1.00%

     Under "Example", the cost of investing in Class A shares for one year would increase by $100 if the shares of Health Sciences Fund are redeemed within three months of purchase.

2. The following replaces the Annual Fund Operating Expenses for Class A shares of Eaton Vance Information Age Fund as presented in the "Annual Fund Operating Expenses" table under "Fund Summaries" on page 5 of the prospectus:


 Annual Fund Operating Expenses
 (expenses that are deducted from Fund assets)                        Class A
-------------------------------------------------------------------------------
 Management Fees                                                       1.25%
 Distribution and Service (12b-1) Fees                                 0.50%
 Other Expenses                                                        0.70%
                                                                      -------
 Total Annual Fund Operating Expenses                                  2.45%
 Expense Reimbursement*                                               (0.46%)
                                                                      -------
 Total Annual Fund Operating Expenses (net of reimbursement)           1.99%

     * For the fiscal year ending August 31, 2000, Eaton Vance Management will reimburse Class A Distribution and Service (12b-1) Fees to the extent Total Annual Fund Operating Expenses for Class A shares exceed 1.99%.

     Under "Example", the cost of investing in Class A shares for one year is changed from $809 to $765.


3. The following replaces the third from the last paragraph under "Redeeming Shares" on page 12 of the prospectus:

     Redemptions (including exchanges) of Class A shares of Health Sciences Fund within three months of their purchase will be subject to a redemption fee equal to 1% of the amount redeemed. All redemption fees will be paid to Health Sciences Fund. Redemptions of Class A shares acquired as the result of reinvesting distributions and those held by 401(k) plans or in proprietary fee-based programs sponsored by broker-dealers are not subject to the redemption fee.

     If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.



March 23, 2000                                                        1/1COMBPS